                                                                       Exhibit 5

[Lincoln LOGO]       Applicants signing in New York must use this form.            LINCOLN LIFE & ANNUITY
 ------------                       CHOICEPLUS(SM) DESIGN                            COMPANY OF NEW YORK
 Financial Group(R)             VARIABLE ANNUITY APPLICATION                   HOME OFFICE SYRACUSE, NEW YORK


All sections must be completed. Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.

1a   Contract Owner Maximum age of Contract Owner is 85. If Trust is owner, trust documents are required.

______________________________________________      ______________________________________________
Name (first, middle initial, last)                  Social Security Number/TIN

______________________________________________      __________________________ |_| Male |_| Female
Street address (physical street address required)   Date of birth

______________________________________________      ______________________________________________
City              State               ZIP           Home telephone number

______________________________________________      __________________________ Is Trust revocable*
Trustee name*                                       Date of Trust*             |_| Yes  |_| No

1b   Joint Contract Owner Maximum age of Joint Contract Owner is 85.

______________________________________________      ______________________________________________
Name (first, middle initial, last)                  Social Security Number/TIN

______________________________________________      |_| Male |_| Female |_| Spouse |_| Non-Spouse
Date of birth

2a   Annuitant (If no Annuitant is specified, the Contract Owner, or Joint
               Owner if younger, will be the Annuitant.) Maximum age of Annuitant is 85.

______________________________________________      ______________________________________________
Name (first, middle initial, last)                  Social Security Number/TIN

______________________________________________      __________________________ |_| Male |_| Female
Street address (physical street address required)   Date of birth

______________________________________________      ______________________________________________
City              State               ZIP           Home telephone number

2b   Contingent Annuitant Maximum age of Contingent Annuitant is 85

______________________________________________      ______________________________________________
Name (first, middle initial, last)                  Social Security Number/TIN

3    Beneficiary(ies) Share percentage must equal 100%. State beneficiaries full legal name. List additional beneficiaries in
                      Section 7.

_______________________________________________________________________________  ____________  _______  ______%
Full legal name |_| Primary |_| Contingent      Relationship to Contract  Owner Date of birth  SSN/TIN

_______________________________________________________________________________  ____________  _______  ______%
Beneficiary address (physical street address required)

_______________________________________________________________________________  ____________  _______  ______%
Full legal name |_| Primary |_| Contingent      Relationship to Contract  Owner Date of birth  SSN/TIN

_______________________________________________________________________________  ____________  _______  ______%
Beneficiary address (physical street address required)

_______________________________________________________________________________  ____________  _______  ______%
Full legal name |_| Primary |_| Contingent      Relationship to Contract  Owner Date of birth  SSN/TIN
_______________________________________________________________________________  ____________  _______  ______%
Beneficiary address (physical street address required)

Lincoln Financial Group is the marketing name for Lincoln National Corporation and its affiliates.

4    Type of Contract (only choose one)

|_| NONQUALIFIED: (do NOT select plan type)

|_| TAX-QUALIFIED (must complete plan type)

PLAN TYPE (CHECK ONE): |_| Roth IRA  |_| Traditional IRA  |_|  SEP |_| 401(k)*

                       |_| 401(a)*   |_| 457(f) Executive Benefit*

                       |_| 457(f) Government/Nonprofit*

                       |_| Other __________________________________________

*Additional Qualified Retirement Plan Hold Harmless Agreement Required.

5    Replacement Must complete this section

What is the total amount of annuities and all inforce insurance on your life? (please list in the box below.) If none, check this box: |_|

                                                               REPLACEMENT   CHECK HERE
              FACE AMOUNT       POLICY/CONTRACT  ISSUE DATE   OR CHANGE OF     IF 1035
COMPANY  (LIFE INSURANCE ONLY)       NUMBER      (MM/DD/YY)   POLICY/OWNER    EXCHANGE
-------  ---------------------  ---------------  ----------  --------------  ----------
         $                                                   |_| Yes |_| No      |_|
         $                                                   |_| Yes |_| No      |_|
         $                                                   |_| Yes |_| No      |_|
         $                                                   |_| Yes |_| No      |_|

6    Additional Remarks

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

7    Declarations and Signatures

THE ANNUITY WILL BECOME EFFECTIVE ON THE DATE OF ISSUE. IN THE EVENT THE INITIAL PURCHASE PAYMENT IS NOT ACCEPTABLE, THE COMPANY'S LIABILITY IS LIMITED TO THE RETURN OF THE PAYMENT MADE. ANY ANNUITY ISSUED UPON THIS APPLICATION SHALL BE CONSIDERED A CONTRACT OF THE STATE IN WHICH THE CONTRACT IS DELIVERED AND ITS TERMS SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THAT STATE.

All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of a current prospectus and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the Variable Account, are variable and not guaranteed as to dollar amount. I/We understand that all payments and values based on the fi xed account are subject to an interest adjustment formula that may increase or decrease the value of any transfer, partial surrender, or full surrender from the fi xed account made prior to the end of a guaranteed period. Under penalty of perjury, the Contract Owner(s) certifi es that the Social Security (or taxpayer identifi cation) number(s) is correct as it appears in this application.



-------------------------------------   -------------------------------------------------   ----------
SIGNATURE OF CONTRACT OWNER             SIGNATURE OF JOINT CONTRACT OWNER (IF APPLICABLE)   DATE

-------------------------------------   -------------------------------------------------
DATED AT (CITY AND STATE)               DATED AT (CITY AND STATE)


-------------------------------------   -------------------------------------------------   ----------
SIGNATURE OF ANNUITANT (ANNUITANT MUST SIGN IF CONTRACT OWNER IS TRUST OR CUSTODIAN.)       DATE

8    Representative's Signature

Does the applicant have any existing life insurance policies or annuity contracts? |_| Yes |_| No

Will the proposed contract replace any exisiting annuity or life insurance? |_| Yes |_| No

The represenative hereby certifies he/she witnessed the signature(s) in Section 8 and that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only Company approved sales materials in conjunction with the sale and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.


----------------------------------------   -------------------------------------
Signature of Registered Representative     Registered Representative SS#